UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2016

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Item 7.01 Regulation FD Disclosure in this combined Form 8-K is separately furnished, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G) and PSEG Power LLC (Power). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G and Power each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 7.01	Regulation FD Disclosure

PSEG, PSE&G and Power

On September 15, 2016, PSEG is participating in a series of investor meetings at the Bank of America Merrill Lynch 2016 Power & Gas Leaders Conference. On September 16, 2016, PSEG is participating in investor meetings sponsored by Barclays. The complete meeting materials, including the discussion materials in which we are reaffirming earnings guidance, are available on the pseg.com website under the investor tab, or at http://investor.pseg.com entitled “Boston Investor Meetings – September 15 -16, 2016.”

From time to time, PSEG, PSE&G and Power release important information via postings on their corporate website at http://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “Email Alerts” link at http://investor.pseg.com may be used to enroll to receive automatic email alerts and/or Really Simple Syndication (RSS) feeds regarding new postings at http://investor.pseg.com/rss.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK Vice President and Controller (Principal Accounting Officer)

Date: September 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK Vice President and Controller (Principal Accounting Officer)

Date: September 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Stuart J. Black
STUART J. BLACK Vice President and Controller (Principal Accounting Officer)

Date: September 15, 2016

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